UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2025

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

1-14880	N/A
(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)

250 Howe Street, 20th Floor

Vancouver, British Columbia V6C 3R8

and

2700 Colorado Avenue

Santa Monica, California 90404

Registrant’s telephone number, including area code: (877) 848-3866

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Voting Common Shares, no par value per share	LGF.A	New York Stock Exchange
Class B Non-Voting Common Shares, no par value per share	LGF.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, Lions Gate Entertainment Corp., a British Columbia corporation (the “Company,” “Lionsgate” or “LGEC”), Lionsgate Studios Holding Corp., a newly incorporated entity formed under the laws of the Province of British Columbia and a wholly-owned subsidiary of Lionsgate (“New Lionsgate”), Lionsgate Studios Corp., a British Columbia corporation (“Lionsgate Studios”) and LG Sirius Holdings ULC, a British Columbia unlimited liability corporation and wholly owned subsidiary of Lionsgate that owns approximately 87.8% of the issued and outstanding shares of Lionsgate Studios, have entered into an arrangement agreement dated as of January 29, 2025, as amended by an amending agreement dated March 12, 2025 (and may be further amended from time to time, the “Arrangement Agreement”). The Arrangement Agreement provides for the implementation of a plan of arrangement that will result in the separation of the businesses of Lionsgate Studios, which encompasses the motion picture and television studio operations, from the other businesses of Lionsgate, including the STARZ-branded premium subscription platforms, through a series of transactions (the “Transactions”). The annual general and special meeting of Lionsgate and the special meeting of Lionsgate Studios (together referred to as “the Meetings”) relating to the Transactions will be held on April 23, 2025.

On April 17, 2025, the Company and Lionsgate Studios released an investor presentation in connection with the Transactions. A copy of the investor presentation is attached as Exhibit 99.1 hereto and incorporated herein by reference.

In connection with the Transactions, the Company and New Lionsgate filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a joint proxy statement/prospectus of Lionsgate and Lionsgate Studios, dated March 14, 2025 (the “Proxy Statement”), which the Company first mailed to its respective stockholders on or about March 14, 2025.

Supplemental Disclosures to the Proxy Statement

The additional disclosures (the “supplemental disclosures”) in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. The Company is providing the supplemental disclosures solely to clarify certain clerical errors relating to the vote requirements for certain proposals described in the Proxy Statement.

To the extent that information set forth in the supplemental disclosures differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information contained in the Proxy Statement. All page references are to the Proxy Statement and terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Proxy Statement. For clarity, new text within restated paragraphs and tables from the Proxy Statement is bolded, while deleted text is stricken-through.

On April 17, 2025, the Company and Lionsgate Studios issued a joint press release announcing these supplemental disclosures and reminding shareholders to vote at the Meetings. A copy of the press release is attached as Exhibit 99.2 and incorporated herein by reference.

1.	The paragraph under the heading “Notice of Annual General and Special Meeting of Shareholders” beginning “1. Consider pursuant to the LGEC Interim Order…” is hereby amended as follows:

1. Consider pursuant to the LGEC Interim Order and, if deemed advisable, approve, with or without variation, a special resolution of the holders of LGEC Class A shares and a special resolution of the holders of LGEC Class B shares (these identical resolutions, the “LGEC Arrangement Resolution”) adopting, for the holders of LGEC Class A shares, and for the holders of the LGEC Class B shares, a statutory Plan of Arrangement, effective as of the arrangement effective time (the “Arrangement Effective Time”), pursuant to Section 288 of the Business Corporations Act (British Columbia) among Lionsgate, the shareholders of Lionsgate, Studios, the shareholders of LG Studios, and New Lionsgate, pursuant to which, among other things: (a) New Lionsgate will be separated from Lionsgate and hold the LG Studios Business, (b) Starz (formerly LGEC) will hold the Starz Business, (c) LGEC shareholders will receive (i) in exchange for each LGEC Class A Share, one (1) New Lionsgate Class A share and one (1) New Lionsgate Class C preferred share, and in exchange for each New Lionsgate Class A share they hold, together with each New Lionsgate Class C preferred share they hold and which was issued in exchange for an LGEC Class A Share, one and twelve one-hundredths (1.12) New Lionsgate new common shares and one and twelve one-hundredths (1.12) Starz common shares, (ii) in exchange for each LGEC Class B Share, one (1) New Lionsgate Class B share and one (1) New Lionsgate Class C preferred share, and in exchange for each New Lionsgate Class B share they hold, together with each New Lionsgate Class C preferred share they hold and which was issued in exchange for an LGEC Class B share, one (1) New Lionsgate new common share and one (1) Starz common share and (d) LG Studios shareholders, other than New Lionsgate and dissenting shareholders, will receive, for each LG Studios common share they hold, a number of New Lionsgate new common shares equal to the LG Studios Reorganization Ratio, all as more fully described in the joint proxy statement/prospectus accompanying this notice, which LGEC Arrangement Resolution, to be effective, must be passed by an affirmative vote of at least two-thirds (66 2/3%) of the votes cast by holders of LGEC Class A shares, voting separately as a class, present or represented by proxy at the Lionsgate Annual General and Special Meeting and entitled to vote at the Lionsgate Annual General and Special Meeting and the affirmative vote of the holders of at least two-thirds (66 2/3%) of the votes cast with respect to LGEC Class B shares, voting separately as a class, present or represented by proxy at the Lionsgate Annual General and Special Meeting and entitled to vote at the Lionsgate Annual General and Special Meeting (the “Lionsgate Transactions Proposal”);

2.

The paragraph under the heading “Notice of Annual General and Special Meeting of Shareholders” beginning “Approval of the Lionsgate Transactions Proposal (Proposal No. 1) requires…” is hereby amended as follows:

Approval of the Lionsgate Transactions Proposal (Proposal No. 1) requires (i) the affirmative vote of at least two-thirds (66 2/3%) of the votes cast by holders of LGEC Class A shares, voting separately as a class, present or represented by proxy at the Lionsgate Annual General and Special Meeting and entitled to vote at the Lionsgate Annual General and Special Meeting and (ii) the affirmative vote of the holders of at least two-thirds (66 2/3%) of the votes cast by holders of the LGEC Class B shares, voting separately as a class, present or represented by proxy at the Lionsgate Annual General and Special Meeting. The advisory vote on the Lionsgate Advisory Organizational Documents Proposals (Proposal No. 2) requires the affirmative vote of ~~two-thirds (66 2/3%)~~ at least a majority of the votes cast by holders of LGEC Class A shares present or represented by proxy at the Lionsgate Annual General and Special Meeting. The election of each director (Proposal No. 3) is determined by a plurality of the total number of votes cast. Adoption of Ernst & Young LLP as Lionsgate’s independent registered public accounting firm and authorization for the Audit & Risk Committee of the Lionsgate Board to fix its remuneration (Proposal No. 4), the advisory vote on executive compensation (Proposal No. 5), the assumption of the Lions Gate Entertainment Corp. 2023 Performance Incentive Plan, as amended and restated as the New Lionsgate 2025 Plan, to be effective upon completion of the Transactions if the Transactions are approved (Proposal No. 6), the approval of the Starz 2025 Plan, to be effective upon completion of the Transactions if the Transactions are approved (Proposal No. 7) and the approval of the Lionsgate 2025 Performance Plan, to be effective if the Transactions are not approved (Proposal No. 8) each requires the affirmative vote of at least a majority of votes cast by holders of LGEC Class A shares present or represented by proxy at the Lionsgate Annual General and Special Meeting.~~, and the~~ The approval of the advisory vote on the Reverse Stock Split (Proposal No. 9) ~~each~~ requires ~~(i)~~ the affirmative vote of at least two-thirds (66 2/3%) of the votes cast by holders of LGEC Class A shares~~, voting separately as a class,~~ present or represented by proxy at the Lionsgate Annual General and Special Meeting and entitled to vote at the Lionsgate Annual General and Special Meeting ~~and (ii) the affirmative vote of the holders of at least two-thirds (66 2/3%) of the votes cast by holders of the LGEC Class B shares, voting separately as a class, present or represented by proxy at the Lionsgate Annual General and Special Meeting~~.

3.	The paragraph under the heading “Notice of Special Meeting of Shareholders” beginning “Holders of record of LG Studios common shares at 5:30 p.m…” is hereby amended as follows:

Holders of record of LG Studios common shares at 5:30 p.m. (Eastern Time) on March 12, 2025 are entitled to notice of, and to vote on all of the proposals at, the LG Studios Special Meeting or any continuations, adjournments or postponements thereof. Approval of the ~~proposals~~ LG Studios Reorganization Proposal presented at the LG Studios Special Meeting requires the affirmative vote of at least two-thirds (66 2/3%) of the votes cast by holders of LG Studios common shares present or represented by proxy at the LG Studios Special Meeting, and approval of the LG Studios Advisory Organizational Documents Proposals requires the affirmative vote of at least a majority of the votes cast by holders of LG Studios common shares present or represented by proxy at the LG Studios Special Meeting.

4.

The paragraph under the heading “Questions and Answers About the Lionsgate Annual General and Special Meeting—What votes are required to approve the proposals on which LGEC shareholders are being asked to vote?” beginning “Proposal No. 2: The affirmative vote of two-thirds (66 2/3%) of the votes cast…” on page xi is hereby amended as follows:

Proposal No. 2: The affirmative vote of ~~two-thirds (66 2/3%)~~ at least a majority of the votes cast by holders of LGEC Class A shares present or represented by proxy at the Lionsgate Annual General and Special Meeting is required for the non-binding advisory vote to approve governance provisions each of which will be contained in the New Lionsgate Articles and the Starz Articles, respectively if the Transactions are completed. Regardless of the outcome of the non-binding advisory vote on the Lionsgate Advisory Organizational Documents Proposals, the New Lionsgate Articles will be adopted by New Lionsgate and the Starz Articles will be adopted by Starz, in each case, as part of the Transactions, assuming the approval of the Lionsgate Transactions Proposal and the completion of the Transactions. LGEC Class A shares not present, and shares present and not voted, whether by broker non-vote, abstention or otherwise, will have no effect on the outcome of Proposal No. 2.

5.

The paragraph under the heading “Questions and Answers About the Lionsgate Annual General and Special Meeting—What votes are required to approve the proposals on which LGEC shareholders are being asked to vote?” beginning “Proposal No. 9: Approval of the Reverse Stock Split requires…” on page xii is hereby amended as follows:

Proposal No. 9: Approval of the Reverse Stock Split requires ~~(i)~~ the affirmative vote of at least two-thirds (66 2/3%) of the votes cast by holders of LGEC Class A shares~~, voting separately as a class,~~ present or represented by proxy at the Lionsgate Annual General and Special Meeting and entitled to vote at the Lionsgate Annual General and Special Meeting ~~and (ii) the affirmative vote of the holders of at least two-thirds (66 2/3%) of the votes cast by holders of the LGEC Class B shares, voting separately as a class, present or represented by proxy at the Lionsgate Annual General and Special Meeting~~. Regardless of the outcome of the non-binding advisory vote on the Reverse Stock Split, the Reverse Stock Split will be adopted by Starz, as part of the Transactions, assuming the approval of the Lionsgate Transactions Proposal and the completion of the Transactions. LGEC Class A shares ~~and LGEC Class B shares~~ not present, and shares present and not voted, whether by broker non-vote, abstention or otherwise, will have no effect on the outcome of Proposal No. 9.

6.

The paragraph under the heading “Questions and Answers About the Lionsgate Annual General and Special Meeting—What votes are required to approve the proposals on which LG Studios shareholders are being asked to vote?” beginning “Proposal No. 2: The affirmative vote of the holders of at least two-thirds (66 2/3%) of the votes cast…” on page xix is hereby amended as follows:

Proposal No. 2: The affirmative vote of the holders of at least ~~two-thirds (66 2/3%)~~ a majority of the votes cast by holders of LG Studios common shares present or represented by proxy at the LG Studios Special Meeting is required for the non-binding advisory vote to approve several governance provisions that will be contained in the New Lionsgate Articles and that substantially affect LG Studios shareholder rights. Regardless of the outcome of the non-binding advisory vote on the LG Studios Advisory Organizational Documents Proposals, the New Lionsgate Articles will be adopted by New Lionsgate as part of the Transactions, assuming the approval of the LG Studios Reorganization Proposal and the completion of the Transactions. LG Studios common shares not present, and shares present and not voted, whether by broker non-vote, abstention or otherwise, will have no effect on the outcome of Proposal No. 2.

7.

The paragraph under the heading “Summary - Required Vote for LGEC Shareholder Proposals” beginning “Proposal No. 2: The affirmative vote of the holders of at least two-thirds (66 2/3%) of the votes cast…” on page 13 is hereby amended as follows:

Proposal No. 2: The affirmative vote of ~~two-thirds (66 2/3%)~~ at least a majority of the votes cast by holders of LGEC Class A shares present or represented by proxy at the Lionsgate Annual General and Special Meeting is required for the non-binding advisory vote to approve governance provisions each of which will be contained in the New Lionsgate Articles and the Starz Articles, respectively, if the Transactions are completed. Regardless of the outcome of the non-binding advisory vote on the Lionsgate Advisory Organizational Documents

Proposals, the New Lionsgate Articles will be adopted by New Lionsgate and the Starz Articles will be adopted by Starz, in each case, as part of the Transactions, assuming the approval of the Lionsgate Transactions Proposal and the completion of the Transactions. LGEC Class A shares not present, and shares present and not voted, whether by broker non-vote, abstention or otherwise, will have no effect on the outcome of Proposal No. 2.

8.

The paragraph under the heading “Summary—Required Vote for LGEC Shareholder Proposals” beginning “Proposal No. 9: Approval of the Reverse Stock Split requires…” on page 14 is hereby amended as follows:

Proposal No. 9: Approval of the Reverse Stock Split requires ~~(i)~~ the affirmative vote of at least two-thirds (66 2/3%) of the votes cast by holders of LGEC Class A shares~~, voting separately as a class,~~ present or represented by proxy at the Lionsgate Annual General and Special Meeting and entitled to vote at the Lionsgate Annual General and Special Meeting ~~and (ii) the affirmative vote of the holders of at least two-thirds (66 2/3%) of the votes cast by holders of the LGEC Class B shares, voting separately as a class, present or represented by proxy at the Lionsgate Annual General and Special Meeting~~. Regardless of the outcome of the non-binding advisory vote on the Reverse Stock Split, the Reverse Stock Split will be adopted by Starz, as part of the Transactions, assuming the approval of the Lionsgate Transactions Proposal and the completion of the Transactions. LGEC Class A shares ~~and LGEC Class B shares~~ not present, and shares present and not voted, whether by broker non-vote, abstention or otherwise, will have no effect on the outcome of Proposal No. 9.

9.

The paragraph under the heading “Summary- Required Vote for LG Studios Shareholder Proposals” beginning “Proposal No. 2: The affirmative vote of the holders of at least two-thirds (66 2/3%) of the votes cast …” on page 16 is hereby amended as follows:

Proposal No. 2: The affirmative vote of the holders of at least ~~two-thirds (66 2/3%)~~ a majority of the votes cast by holders of LG Studios common shares present or represented by proxy at the LG Studios Special Meeting is required for the non-binding advisory vote to approve several governance provisions that will be contained in the New Lionsgate Articles and that substantially affect LG Studios shareholder rights. Regardless of the outcome of the non-binding advisory vote on the LG Studios Advisory Organizational Documents Proposals, the New Lionsgate Articles will be adopted by New Lionsgate as part of the Transactions, assuming the approval of the LG Studios Reorganization Proposal and the completion of the Transactions. LG Studios common shares not present, and shares present and not voted, whether by broker non-vote, abstention or otherwise, will have no effect on the outcome of Proposal No. 2.

10.

The paragraph under the heading “The Lionsgate Annual General and Special Meeting - Required Votes” beginning “Proposal No. 2: The affirmative vote of the holders of at least two-thirds (66 2/3%) of the votes cast …” on page 80 is hereby amended as follows:

Proposal No. 2: The affirmative vote of ~~two-thirds (66 2/3%)~~ at least a majority of the votes cast by holders of LGEC Class A shares present or represented by proxy at the Lionsgate Annual General and Special Meeting is required for the advisory vote to approve changes to the Lionsgate Articles and that substantially affect LGEC shareholder rights. Regardless of the outcome of the non-binding advisory vote on the Lionsgate Advisory Organizational Documents Proposals, the New Lionsgate Articles will be adopted by New Lionsgate and the Starz Articles will be adopted by Starz, in each case, as part of the Transactions, assuming the approval of the Lionsgate Transactions Proposal and the completion of the Transactions.

11.

The paragraph under the heading “The Lionsgate Annual General and Special Meeting—Required Votes” beginning “Proposal No. 9: Approval of the Reverse Stock Split requires…” on page 82 is hereby amended as follows:

Proposal No. 9: Approval of the Reverse Stock Split requires ~~(i)~~ the affirmative vote of at least two-thirds (66 2/3%) of the votes cast by holders of LGEC Class A shares~~, voting separately as a class,~~ present or represented by proxy at the Lionsgate Annual General and Special Meeting and entitled to vote at the Lionsgate Annual General and Special Meeting ~~and (ii) the affirmative vote of the holders of at least two-thirds (66 2/3%) of the votes cast by holders of the LGEC Class B shares, voting separately as a class, present or represented by proxy at the Lionsgate Annual General and Special Meeting~~. Regardless of the outcome of the non-binding advisory vote on the Reverse Stock Split, the Reverse Stock Split will be adopted by Starz, as part of the Transactions, assuming the approval of the Lionsgate Transactions Proposal and the completion of the Transactions. LGEC Class A shares ~~and LGEC Class B shares~~ not present, and shares present and not voted, whether by broker non-vote, abstention or otherwise, will have no effect on the outcome of Proposal No. 9.

For purposes of determining the number of votes cast, only LGEC Class A shares ~~and LGEC Class B shares~~ voting “FOR” or “AGAINST” are counted. As such, abstentions and broker non-votes are not treated as votes cast and are not counted in the determination of the outcome of Proposal No. 9.

12.

The paragraph under the heading “The Lionsgate Annual General and Special Meeting—Proposal No. 9: The Reverse Stock Split—Vote Required for Approval” beginning “Approval of the Reverse Stock Split requires…” on page 106 is hereby amended as follows:

Approval of the Reverse Stock Split requires ~~(i)~~ the affirmative vote of at least two-thirds (66 2/3%) of the votes cast by holders of LGEC Class A shares~~, voting separately as a class,~~ present or represented by proxy at the Lionsgate Annual General and Special Meeting and entitled to vote at the Lionsgate Annual General and Special Meeting ~~and (ii) the affirmative vote of the holders of at least two-thirds (66 2/3%) of the votes cast by holders of the LGEC Class B shares, voting separately as a class, present or represented by proxy at the Lionsgate Annual General and Special Meeting~~. Regardless of the outcome of the non-binding advisory vote on the Reverse Stock Split, the Reverse Stock Split will be adopted by Starz, as part of the Transactions, assuming the approval of the Lionsgate Transactions Proposal and the completion of the Transactions. For purposes of this proposal, abstentions and broker non-votes will not be counted as votes cast in determining the number of votes necessary for approval of the Reverse Stock Split.

13.

The paragraph under the heading “The LG Studios Special Meeting—Required Votes” beginning “Proposal No. 2: The affirmative vote of the holders of at least two-thirds (66 2/3%) of the votes cast…” on page 109 is hereby amended as follows:

Proposal No. 2: The affirmative vote of the holders of at least ~~two-thirds (66 2/3%)~~ a majority of the votes cast by holders of LG Studios common shares present or represented by proxy at the LG Studios Special Meeting is required for the non-binding advisory vote to approve several governance provisions that will be contained in the New Lionsgate Articles and that substantially affect LG Studios shareholder rights. Regardless of the outcome of the non-binding advisory vote on the LG Studios Advisory Organizational Documents Proposals, the New Lionsgate Articles will be adopted by New Lionsgate as part of the Transactions, assuming the approval of the LG Studios Reorganization Proposal and the completion of the transactions. LG Studios common shares not present, and shares present and not voted, whether by broker non-vote, abstention or otherwise, will have no effect on the outcome of Proposal No. 2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Investor Presentation dated April 17, 2025.

99.2	Press Release dated April 17, 2025.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

Additional Information and Where to Find It

This communication is being made in respect of the Transactions involving the Company, Lionsgate Studios and New Lionsgate. In connection with the Transactions, the Company filed with the SEC a Registration Statement on Form S-4 on March 13, 2025 and a Proxy Statement on March 14, 2025. Promptly after filing its Proxy Statement with the SEC, the Company mailed the Proxy Statement and a proxy card to each shareholder of the Company entitled to vote at the Annual and Special meeting relating to the Transactions. This communication is not a substitute for the Proxy Statement or any other document that the Company has filed or may file with the SEC or send to its shareholders in connection with the Transactions. INVESTORS, SECURITY HOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTIONS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTIONS. The materials filed by the Company are available to the Company’s investors and shareholders at no expense to them and copies may be obtained free of charge by directing a request to the Company at 2700 Colorado Avenue, Santa Monica, CA 90404, Attention: Investor Relations or at tel: (310) 449-9200. In addition, all of those materials are available at no charge on the SEC’s website at www.sec.gov and on SEDAR+ at www.sedarplus.ca.

Participants in the Solicitation

The Company, Lionsgate Studios and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the Transactions. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s shareholders in connection with the Transactions is set forth in the Proxy Statement. Additional information regarding these individuals and any direct or indirect interests they may have in the Transactions is set forth in the Proxy Statement and other relevant documents that are filed or will be filed with the SEC in connection with the Transactions. You may obtain free copies of these documents using the sources indicated above.

Additional information regarding the interests of such individuals in the Transactions are included in the Proxy Statement. These documents may be obtained free of charge at the SEC’s website at www.sec.gov and on SEDAR+ at www.sedarplus.ca.

No Offer or Solicitation

This communication does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of Lionsgate, Lionsgate Studios or New Lionsgate. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the business combination or the accuracy or adequacy of this communication.

Forward-Looking Statements

The matters discussed in this communication include forward-looking statements. Such statements are subject to a number of risks and uncertainties. Actual results in the future could differ materially and adversely from those described in the forward-looking statements as a result of various important factors, including, but not limited to: changes in our business strategy; the substantial investment of capital required to produce and market films and television series; budget overruns; limitations imposed by our credit facilities and notes; unpredictability of the commercial success of our motion pictures and television programming; risks related to acquisition and integration of acquired businesses; the effects of dispositions of businesses or assets, including individual films or libraries; the cost of defending our intellectual property; technological changes and other trends affecting the entertainment industry; potential adverse reactions or changes to business or employee relationships; weakness in the global economy and financial markets, including a recession and past and future bank failures; wars, terrorism and multiple international conflicts that could cause significant economic disruption and political and social instability; labor disruptions and strikes; the inability of the parties to successfully or timely consummate the Transactions, including the approval of the requisite equity holders of Lionsgate and Lionsgate Studios is not obtained; the inability to receive court approval of the proposed plan of arrangement in connection with the Transactions; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the Transactions; failure to realize the anticipated benefits of the Transactions; the ability to recognize the anticipated benefits of the Transactions; the effect of the announcement or pendency of the Transactions on Lionsgate’s or Lionsgate Studios’ ability to retain key personnel and to maintain relationships with business partners; risks relating to potential diversion of management attention from Lionsgate’s and Lionsgate Studios’ ongoing business operations; negative effects of this announcement or the consummation of the Transactions on the market price of Lionsgate’s or Lionsgate Studios’ applicable equity securities and/or operating results; transaction costs associated with the Transactions; and the other risk factors set forth in Lionsgate’s and Lionsgate Studio’s most recent Quarterly Reports Form 10-Q and Annual Report on Form 10-K, and the risk factors that are set forth in the S-4. Neither of Lionsgate nor Lionsgate Studios undertakes any obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2025	LIONS GATE ENTERTAINMENT CORP.

/s/ James W. Barge
James W. Barge
Chief Financial Officer